Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

• GSE Lining Technology, Inc.

Jurisdiction of organization:	Delaware

Other trade names used:	Bentofix; GSE Conductive; GSE Conductive White; GSE Curtain Wall; GSE Fabricap; GSE FabriNet HS; GSE FabriNet UF; GSE Flexitanks; GSE Geomembranes; GSE Geonets & Geocomposites; GSE Green; GSE GundSeal GCLs; GSE GundWall; GSE HD; GSE HD Textured; GSE HD White; GSE HyperFlex; GSE HyperFriction Flex; GSE HyperNet CP; GSE HyperNet HF; GSE HyperNet HS: GSE HyperNet UF; GSE Nonwoven Geotextiles; GSE Nonwoven Technology Company; GSE Polylock; GSEQuickCover; GSE QuickContainment; GSE Smooth Edge; GSE Tunnelliner; GSE Ultraflex; GSE UltraFlex Textured; GSE UltraFlex White; GSE UltraFlex White Textured; GSE UltraFriction Flex; GSE VFPE; GSE White; GSE White Textured; Geotextiles

• GSE Clay Lining Technology Co.

Jurisdiction of organization:	South Dakota

Other trade names used:	None

• GSE International, Inc.

Jurisdiction of organization:	Delaware

Other trade names used:	None

• GSE Lining Technology GmbH

Jurisdiction of organization:	Germany

Other trade names used:	Tunnel Liner

• Geoplastics Gesellschaft Fur Abdichtungssysteme GmbH

Jurisdiction of organization:	Germany

Other trade names used:	None

• Deposita Folientechnik GmbH

Jurisdiction of organization:	Germany

Other trade names used:	None

• Deposita Folientechnik GmbH

Jurisdiction of organization:	Germany

Other trade names used:	None

• GSE (UK) Limited

Jurisdiction of organization:	England

Other trade names used:	None

• GSE Lining Technology Limited

Jurisdiction of organization:	England

Other trade names used:	None

• GSE Lining Technology Co. Egypt S.A.E.

Jurisdiction of organization:	Egypt

Other trade names used:	None

• Hyma/GSE Lining Technology Co. S.A.E.

Jurisdiction of organization:	Egypt

Other trade names used:	None

• Hyma/GSE Manufacturing Co. S.A.E.

Jurisdiction of organization:	Egypt

Other trade names used:	None

• GSE Lining Technology Company Ltd.

Jurisdiction of organization:	Thailand

Other trade names used:	None

• GSE Australia Pty Ltd.

Jurisdiction of organization:	Australia

Other trade names used:	None

• GSE Gulf Offshore Ltd.

Jurisdiction of organization:	British Virgin Islands

Other trade names used:	None

• GSE Lining Technology (Canada) Ltd.

Jurisdiction of organization:	Canada

Other trade names used:	None

•BentofixTechnologies, Inc.

Jurisdiction of organization:	Canada

Other trade names used:	None

•BentofixTechnologies (USA) Inc.

Jurisdiction of organization:	Nevada

Other trade names used:	None

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